Assets and liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications Of Assets Liabilities And Equities [Abstract]
Assets and liabilities
SECTION 3	Assets and liabilities
3.1	INTANGIBLE ASSETS

§ ACCOUNTING POLICIES

Intangible assets comprise software development costs and license rights to develop and commercialize products and are acquired separately and measured on initial recognition at cost. Software assets consist of implementation costs to get cloud computing arrangements ready for use, as long as they meet the requirements of IAS 38, Intangible Assets.  These cloud computing arrangements begin to be amortized when they are ready for intended use and are amortized over seven years.

For acquisition of intangible rights involving equity-settled share-based payment transactions, Management measures the fair value of the rights received and the corresponding increase in equity by reference to the fair value of the rights received, unless that fair value cannot be estimated reliably. If Management cannot estimate reliably the fair value of the rights received, it measures the fair value and the corresponding increase in equity by reference to the fair value of the equity instruments granted.

Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses. The useful lives of intangible assets are assessed as either finite or indefinite. Intangible assets with finite lives such as software and license rights to develop and commercialize products are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired.

The amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least at the end of each reporting period. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in accounting estimates. The amortization expense on intangible assets with finite lives is recognized in the Statement of Profit or Loss in the expense category that is consistent with the function of the intangible assets.

Assets with finite useful lifetime are assessed for impairment indicators. Each year, the assets are reviewed in order to assess whether there are indications of impairment. If such indications exist, the recoverable amount, determined as the higher amount of the fair value of the asset adjusted for expected costs to sell and the value in use of the asset, is calculated. The impairment expense on intangible assets with finite lives is recognized in the Statement of Profit or Loss in the expense category that is consistent with the function of the intangible assets.

Estimate of the fair value of licenses

Licenses contains an agreement entered into with the University of Kansas and University College London, in which the Company will obtain access to data and knowhow generated in the course of research in connection with the IBM trial. Consideration for the license is to be paid out by issuing new shares to the contract partners for a value corresponding to the costs incurred during the preceding calendar year. The valuation of the license upon the execution of the agreement involves uncertainty and was estimated by Management based on the expected costs over the contract period. In addition, the estimation of the duration of a license agreement at times involves uncertainty if termination is dependent on a time limit after successful commercialization. Management has considered potential commercialization dates and will re-assess this estimate on an ongoing basis.

Estimate related to recoverable amounts

Through the assessment of impairment indicators and impairment tests, Management identifies the recoverable amount. This is determined based on a value in use calculation, using cash flow and projections for subsequent years, equivalent to the expected useful life of the intangible asset.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

CytRx Asset Purchase Agreement

In May 2011, Orphazyme entered into an Asset Purchase Agreement with the US biopharmaceutical company CytRx. Pursuant to this agreement, CytRx sold and transferred certain preclinical and clinical data, patents and other intellectual property rights, and other assets, including contractual rights and obligations relating to a portfolio of chemical compounds, including arimoclomol, to Orphazyme. Under the terms of the Asset Purchase Agreement, Orphazyme agreed to make future payments to CytRx that were contingent upon the achievement of specified clinical, regulatory, and sales milestones. These payments are further disclosed in Note 3.9.

In 2016, the Company paid CytRx USD 0.1 million (DKK 0.6 million) for achievement of a clinical milestone for the first product candidate.  In August 2018, the Company made a milestone payment of USD 250,000 (DKK 1.6 million) upon the enrollment of the first patient in the ALS clinical trial. The Company capitalizes amounts paid to CytRx as an acquired license right if the recognition criteria under IAS 38 is met. Management assesses that the consideration paid reflects market expectations about the probability that future economic benefits will flow to the Company. The acquired license is not being amortized until approval of the underlying asset has been received from regulatory authorities.

The Asset Purchase Agreement further includes sales milestones and royalty payments to be made by Orphazyme based on a specified percentage of any eventual net sales of products containing one of the compounds purchased. In addition, under the terms of the Asset Purchase Agreement, the Company was assigned and became party to a royalty agreement with ALS Charitable Remainder Trust pursuant to which the Company is obliged to pay a 1% royalty to the ALS Charitable Remainder Trust on global net sales of products to treat ALS. Orphazyme has no liabilities prior to the occurrence of future sales of products and accordingly neither such liabilities nor contingent consideration have been recognized as part of the license agreement.

Remaining life for this intangible asset is not possible to determine until approval of the underlying asset has been received from regulatory authorities.

License Agreement with KLSDC and UCL

In 2017, the Company entered into a license agreement with KU Center for Technology Commercialization Inc., University of Kansas, Kansas Life Sciences Development Company, Inc., (“KLSDC”) and UCL Business PLC (“UCL”) granting Orphazyme the right to develop and commercialize products under all data generated in the course of the on-going Phase 2/3 clinical trial on arimoclomol for the treatment of IBM worldwide. The total consideration for the license is to be paid out in bonus shares to KLSDC and UCL up to an aggregate value of USD 2.5 million (DKK 15.8 million), depending on the amount of grants awarded to KLSDC and UCL for use in the trial. At the time the license agreement was executed, Management estimated the aggregate amount of the funding to be received by KLSDC and UCL to be USD 1.6 million (DKK 10 million), which has been recognized as an intangible asset (License) with a corresponding increase in equity reserves (Share-based compensation - acquisition of intangible assets).

Consideration to KLSDC and UCL is payable in shares of the Company (“Bonus Shares”) each January and is based on incurred costs reported by KLSDC and UCL for the previous year. In January 2020, 20,650 (2019: 26,060) Bonus Shares were issued to KLSDC and UCL based on aggregate costs incurred by KLSDC and UCL in the amount of USD 0.3 million (DKK 2.2 million) (2018: USD 0.2 million (DKK 1,197 million)).  The Bonus Shares were derived based on the average 30-day closing price of Orphazyme’s shares at the date of issuance. At the time of the share issuance the equity reserve was decreased by DKK 2.1 million, which represents the market value of the shares issued. See Note 4.8 for Bonus Shares to be issued in 2021 related to the incurred costs reported by KLSDC and UCL for the year 2020.

Under the terms of the license agreement, Orphazyme shall furthermore pay an aggregate royalty of a low single-digit percentage of net sales of products sold for the treatment of IBM. Orphazyme expects to generate income from such products sold for the treatment of IBM which will exceed any royalty payments due. Orphazyme has no liabilities prior to the occurrence of future sales of products sold for the treatment of IBM and accordingly, neither such liabilities nor contingent considerations have been recognized as part of the rights acquired.

The license is being amortized over the duration of the license agreement, which has been estimated to be approximately 14 years. Amortization expense for the years ended December 31, 2020, 2019 amounts to DKK 0.7 million each year and is recognized within research and development expenses.

In March 2021, it was announced, that the phase 2/3 trial evaluating arimoclomol for the treatment of inclusion body myositis (IBM), a progressively debilitating muscle-wasting disease, did not meet its primary and secondary endpoints. As a result, Orphazyme has recognized an impairment loss of DKK 7.6 million corresponding to the remaining carrying amount of the license agreement. The impairment loss was recognized under research and development expenses.

License Agreement with the University of Miami

In September 2019, the Company entered into an exclusive license agreement with the University of Miami. Pursuant to the exclusive license agreement, the Company was granted a global royalty-bearing, exclusive license to all data, know-how, inventions and technology generated by the University of Miami and certain other institutions in a Phase 2 clinical trial of arimoclomol in ALS with the A4V SOD1 mutation to research, develop, make, use or sell certain pharmaceutical products or processes containing arimoclomol.

Under the terms of the exclusive license agreement, the Company made an up-front cash payment of $75,000 (DKK 0.5 million) and further agreed to make certain future payments, including (i) a development milestone payment of $1,150,000 (DKK 7.7 million) upon receiving regulatory approval for a pharmaceutical product containing arimoclomol for which the intended indication is ALS if the institution’s Phase 2 clinical trial results were used in support of such regulatory approval,  (ii) annual license fees from 2023 until the earlier of 2033 or termination of the agreement for a maximum aggregate amount of $570,000 (DKK 3.8 million), and, (iii) beginning on the date of first commercial sale by the Company, its affiliates or sublicensees of a licensed product or licensed process in a country, a low single-digit royalty on net sales of licensed products or licensed processes on a product-by-product and country-by-country basis for a period of ten years thereafter unless the agreement is terminated earlier. Any annual license fees will be creditable against other payments due in the same calendar year.

In May 2021, it was announced, the ORARIALS-01 pivotal trial of arimoclomol in amyotrophic lateral sclerosis (ALS) did not meet its primary and secondary endpoints to show benefit in people living with ALS. As a result, Orphazyme has recognized an impairment loss of DKK 0.5 million corresponding to the remaining carrying amount of the license agreement. The impairment loss was recognized under research and development activities.

Orphazyme has no liabilities prior to the occurrence of future sales of products and accordingly neither such liabilities nor contingent consideration have been recognized as part of the license agreement.

The up-front cash payment was capitalized as an acquired license right, which is not being amortized until approval of the underlying asset has been received from regulatory authorities.

The following table presents the cost and respective amortization of software and licenses held by Orphazyme.  The foreign currency effect is immaterial:

DKK 000	Software	Licenses	Total
Cost at December 31, 2019	—	12,083	12,083
Additions	2,736	—	2,736
Cost at December 31, 2020	2,736	12,083	14,819
Additions	902		902
Cost at December 31, 2021	3,638	12,083	15,721

Accumulated amortization at December 31, 2019	—	1,544	1,544
Amortization expense	109	712	821
Accumulated amortization at December 31, 2020	109	2,256	2,365
Amortization expense	322	119	441
Impairment expense	2,658	8,105	10,763
Accumulated amortization at December 31, 2021	3,089	10,480	13,569

Net carrying value at
December 31, 2020	2,627	9,827	12,454
December 31, 2021	549	1,603	2,152

3.2	LEASES

§ ACCOUNTING POLICIES

On January 1, 2019, Orphazyme adopted IFRS 16, Leases, using the modified retrospective method. At contract inception, the Group assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. The Group is party to lease agreements only in which it is a lessee and not a lessor.

As a lessee, the Group applies a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets. At inception or on reassessment of a contract that contains a lease component, the Group allocates the consideration in the contract to each lease component on the basis of their relative stand-alone prices.

The Group recognizes lease liabilities to make lease payments and right-of-use assets representing the right to use the underlying assets.

Right-of-use assets

The Group recognizes right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received.

Right-of-use assets are depreciated on a straight-line basis over the shorter of the lease term and the estimated useful life of the underlying asset. If ownership of the leased asset transfers to the Group at the end of the lease term or the cost reflects the exercise of a purchase option, depreciation is calculated using the estimated useful life of the asset, which for the operating equipment under lease is ten years. The right-of-use assets are also subject to impairment.

Lease liabilities

At the commencement date of the lease, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by the Group and payments of penalties for terminating the lease, if the lease term reflects the Group exercising the option to terminate. Variable lease payments that do not depend on an index or a rate are recognized as expenses in the period in which the event or condition that triggers the payment occurs. In calculating the present value of lease payments, the Group uses its incremental borrowing rate at the lease commencement date because the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the lease payments (e.g., changes to future payments resulting from a change in an index or rate used to determine such lease payments) or a change in the assessment of an option to purchase the underlying asset. The Group’s non-current lease liabilities are included as a separate line item on the Group’s consolidated balance sheet and the current portion of lease liabilities is included in Other current liabilities.

Short-term leases and leases of low-value assets

The Group applies the short-term lease recognition exemption to its short-term leases of machinery and equipment (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases of office equipment that are considered to be low value. Lease payments on short-term leases and leases of low-value assets are recognized as expense on a straight-line basis over the lease term.

Lease modifications

Lease modifications are accounted for at the effective date of modification, which is the date when both parties agree to the lease modification. Modifications are accounted for either as a separate lease or as a remeasurement of the initial lease. A modification is accounted for as a separate lease if both of the following conditions are met: (a) the modification increases the scope of the lease by adding the right to use one or more underlying assets; and (b) the consideration for the lease increases by an amount equivalent to the stand-alone price for the underlying asset. For a modification that is not a separate lease, the lease liability is remeasured using a discount rate determined at the effective date of the modification.

Estimate relating to the incremental borrowing rate

The Group cannot readily determine the interest rate implicit in its leases, therefore it uses its incremental borrowing rate to measure lease liabilities. This is the rate of interest that the Group would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. As there are no observable rates available for such a rate, the Group estimates its incremental borrowing rate using observable inputs, such as market interest rates, and is required to make certain entity-specific estimates.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

The Group has lease contracts for its headquarters in Copenhagen, for its office in Chicago and for machinery used in its operations. The lease terms range from three to five years. During 2020, the lease contract in Copenhagen was modified to include additional space, which was accounted for as a separate lease addition. Furthermore, in June 2020 the Company entered a new lease contract for its US office premises in Chicago that expires September 2025. Following the Sale of Assets to KemPharm, Orphazyme has, as of June 22, 2022, terminated its lease agreement with its premises in Chicago.

During 2021, the lease contract in Copenhagen was modified to downscale the space, a significant change in the lease terms. The modification was accounted for as a change in the scope of the existing lease and therefore the initial lease was remeasured on the effective date of the modification at the weighted average incremental borrowing rate of 8.6%. The effect on the right-of-use assets, lease liabilities and the Statement of Profit or Loss is disclosed in the tables below. Furthermore during 2021 Orphazyme has impaired leased laboratory equipment in the amount of DKK 3.2 million. This amount is recognized under research and development activities.

The following table presents the carrying amounts of right-of-use assets recognized and the movements during the period:

	Office	Operating
DKK 000	buildings	equipment	Total
At December 31, 2019	10,095	3,808	13,903
Additions	3,963	—	3,963
Depreciation expense	(2,606)	(401)	(3,007)
Modifications	0	—	0
At December 31, 2020	11,452	3,407	14,859
Additions	—	—	—
Disposals	(1,177)	—	(1,177)
Depreciation expense	(2,824)	(167)	(2,991)
Impairment expense	—	(3,239)	(3,239)
Modifications	(2,166)	—	(2,166)
Exchange rate adjustments	149	(1)	148
At December 31, 2021	5,434	—	5,434

The following table presents the carrying amounts of lease liabilities and the movements during the period:

DKK 000	2021	2020
At January 1	13,534	12,689
Additions	—	3,963
Accretion of interest	624	567
Disposals	(1,212)
Payments	(4,127)	(3,678)
Exchange rate adjustments	180	(7)
Modifications	(2,496)	—
At December 31	6,503	13,534
Current	2,578	3,657
Non-current	3,925	9,877

The maturity analysis of lease liabilities is disclosed in Note 3.7.

The following amounts are recognized in the Statement of Profit or Loss:

DKK 000	2021	2020	2019
Depreciation and impairment expense of right-of-use assets (R&D)	5,386	2,441	1,847
Depreciation and impairment expense of right-of-use assets (G&A)	844	566	211
Interest expense on lease liabilities	624	567	351
Gain on lease modification and disposals	(365)	—	216
Total amount recognized in the Statement of Profit or Loss	6,489	3,574	2,625

3.3	PROPERTY, PLANT, AND EQUIPMENT

§ ACCOUNTING POLICIES

Property, plant, and equipment includes IT, lab and other equipment, furniture and leasehold improvements that are measured at cost less accumulated depreciation and impairment losses. Cost includes the acquisition price and costs directly related to the acquisition until the time the asset is ready for use. The residual value of equipment is not material. Depreciation is calculated on a straight-line basis over the expected useful life of the asset, being 3-5 for equipment and furniture. Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the remaining lease term. The useful life of assets and method of depreciation are reviewed by management at least each year-end or more often based on changes in facts and circumstances. Changes in useful lives or residual values are adjusted prospectively as changes in accounting estimates. In addition, the Company has fully depreciated equipment still in use.

Property, plant, and equipment is required to be tested for impairment when there are impairment indicators present. Impairment tests are conducted at the individual asset level, or at the lowest level for which separately identifiable cash flows for groups of assets exist. Impaired assets or asset groups are written down to their recoverable amount, which is the higher of the value in use and the net realizable value of the asset or asset group, with impairment charges allocated proportionately to the assets within the impaired asset group.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

Gross carrying amount of any fully depreciated property, plant and equipment that is still in use is DKK 3.7 million.

The following table presents the Company’s Property, plant and equipment as of the years presented:

	Furniture
	and	Leasehold
DKK 000	equipment	improvements	Total
Cost at December 31, 2019	5,532	2,066	7,598
Additions	1,840	525	2,365
Disposals	—	—	—
Cost at December 31, 2020	7,372	2,591	9,963
Additions	48	44	92
Disposals	(597)	—	(597)
Cost at December 31, 2021	6,823	2,635	9,458

Accumulated depreciation at December 31, 2019	3,613	300	3,913
Depreciation expense	1,004	367	1,371
Exchange rate adjustments	(8)	0	(8)
Accumulated depreciation at December 31, 2020	4,609	667	5,276
Depreciation expense	1,156	429	1,585
Depreciation reversed on disposals during the year	(389)	0	(389)
Exchange rate adjustments	1	0	1
Accumulated depreciation at December 31, 2021	5,377	1,096	6,473

Net carrying value at
December 31, 2020	2,763	1,924	4,687
December 31, 2021	1,446	1,539	2,985

There has been no impairment of property, plant and equipment for the years ended December 31, 2021 and 2020. Depreciation expense is included within operating loss as follows:

DKK 000	2021	2020	2019
Research and development expenses	1,301	887	544
General and administrative expenses	285	484	489
Total depreciation expense	1,585	1,371	1,033

3.4	PREPAYMENTS, DEPOSITS, AND OTHER RECEIVABLES

§ ACCOUNTING POLICIES

Prepayments

Prepayments include advance payments made to vendors that will be incurred and expensed in subsequent financial reporting periods. When the period for full expense recognition is longer than one year from the balance sheet date, the portion to be expensed subsequent to one year is classified as non-current.

Deposits

Deposits include advance payments made to vendors to be settled upon completion of the underlying contract. When the contract term is longer than one year from the balance sheet date, the deposit is classified as non-current.

Other receivables

Other receivables include current and non-current amounts due to the Company.

Sales tax

Expenses and assets are recognized net of the amount of sales tax, except:

•

when the sales tax incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case, the sales tax is recognized as part of the cost of acquisition of the asset or as part of the expense item, as applicable

•	when receivables and payables are stated with the amount of sales tax included

The net amount of sales tax recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Statement of Financial Position.

Estimate of prepayments related to clinical trial development costs

As explained in Note 2.2, Orphazyme incurs substantial costs associated with clinical trials related to its development programs and there is a high degree of estimation involved in accounting for clinical trial development costs. In particular, certain CROs and vendors are paid upfront in connection with clinical activities and Management is required to estimate the timing of the prepayment release to expense. This expense for the year is estimated by using an expense model, as described in Note 2.2.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

The following items comprised non-current prepayments and deposits as of December 31:

DKK 000	2021	2020
Deposits with vendors	215	500
Prepayments to vendors	749	280
Leasehold deposit	—	1,234
Total non-current prepayments and deposits	964	2,014

Non-current prepayments and deposits mainly includes a deposit with a CRO for advance payment of pass-through costs in connection with a clinical trial, prepaid insurance, and the lease deposit on our headquarters in Copenhagen.

Current prepayments and other receivables are specified below:

DKK 000	2021	2020
Prepayments to vendors	12,872	38,281
Grant income receivable	0	81
VAT receivable, net	2,903	10,333
Foreign VAT receivable	1,627	1,304
Other current receivables	2,790	1,236
Total current prepayments and other receivables	20,192	51,235

Current prepayments to vendors include prepayments made to CROs for clinical trial costs of DKK 2.4 million (2020: DKK 5.2 million).

3.5	TRADE RECEIVABLES

§ ACCOUNTING POLICIES

Trade receivables are recognized and derecognized on a settlement date basis. They are measured at nominal value less expected credit losses based on historical experience. Orphazyme applies the simplified approach for determining expected credit losses.

At December 31, 2021 trade receivables in the amount of DKK 29.3 million are recognized in the balance sheet at the total invoiced amount less any expected credit losses. Due to the nature of the revenue transactions, expected credit losses are very limited.

There are no overdue receivables and the write-down for expected credit losses is not material.

3.6	PRE-LAUNCH INVENTORY

§ ACCOUNTING POLICIES

The Company may scale-up and make commercial quantities of its product candidate prior to the date it anticipates that such product will receive final regulatory approval. The scale-up and commercial production of pre-launch inventory involves the risk that such products may not be approved for marketing on a timely basis, or ever. This risk notwithstanding, the Company may scale-up and build pre-launch inventory of product that have not yet received final regulatory approval when the Company believes that such action is appropriate in relation to the commercial value of the product launch opportunity.

Inventory manufactured prior to regulatory approval (pre-launch inventory) is capitalized but immediately provided for, until regulatory approval for the product is obtained. A write-down is made against inventory, and the cost is recognized in the statement of profit or loss and other comprehensive loss as research and development costs. Once regulatory approval is obtained, the write-down is reversed, up to no more than the original cost.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

Pre-launch inventory intended for commercial sale

As of December 31, 2021 and 2020, the Company did not have pre-launch inventory that qualified for capitalization. As of December 31, 2021, the Company had pre-launch inventory of approximately DKK 92.6m (2020: DKK 12.4m) intended for commercial sale following regulatory approval of arimoclomol for the treatment of Niemann-Pick Disease Type C (NPC). This amount is fully provided for and recognized under research and development expenses in the statement of profit or loss and other comprehensive loss along with the production costs for drug substance and drug products used in clinical trials and early access programs that are not eligible for reversal at a later time. As the nATU sale in France is not commercial sale, cost for the related inventory has not been recognized on inventory.

3.7	FINANCIAL ASSETS AND LIABILITIES

§ ACCOUNTING POLICIES

Financial assets

Initial recognition and measurement

Financial assets that meet certain criteria are classified at initial recognition as subsequently measured at amortized cost, fair value through other comprehensive income (OCI), or fair value through profit or loss. The Group does not hold any financial assets meeting these classification criteria except cash and certain types of other receivables, which are valued at amortized cost. Generally, the Company’s financial assets are available to support current operations and amounts expected to be realized within the next twelve months are classified in the Statement of Financial Position as current assets.

The Group’s financial assets are recognized initially at fair value plus, in the case of financial assets not carried at fair value through profit and loss, transaction costs that are attributable to the acquisition of the financial asset, if any. Financial instruments recognized at fair value are allocated to one of the following valuation hierarchy levels:

•	Level 1: Quoted (unadjusted) prices in active markets for identical assets or liabilities.
•	Level 2: Other techniques for which all inputs that have a significant effect on the recorded fair value are observable, either directly or indirectly.
•	Level 3: Techniques that use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

Subsequent measurement

Historically, the Group’s receivables are due within a twelve-month period and therefore the impact of using the effective interest rate method on the Group’s financial statements has been immaterial.

Financial asset impairment

The Group assesses at the end of each reporting period whether there has been objective evidence that a financial asset may be impaired. Impairment losses are recognized if there is objective evidence of impairment and the evidence indicates that estimated future cash flows will be negatively impacted. The Group did not assess an impairment of a financial asset for either of the years ended December 31, 2021 or 2020.

Financial liabilities

Borrowings

Financial liabilities, including borrowings, are initially measured at fair value less transaction costs incurred. Subsequently, borrowings are measured at amortized cost. Amortized cost is calculated as original cost less instalments plus/less the accumulated amortization of the difference between cost and nominal value, so that the effective interest rate is recognized in the income statement over the loan period. Financial liabilities are derecognized when settled.

The Facilitation Fee in our Loan Agreement, defined below, is accounted for as an embedded derivative.  The variability arising from the change in Orphazyme’s share price is not closely related to the host debt instrument characterized mainly by interest rate and credit risk. Therefore, the embedded equity-linked amount is separated from the host debt instrument and accounted for as an embedded written call option at fair value through profit and loss.

The portion of the debt maturing after one year is presented as non-current debt and the remainder as current debt.

Trade payables and accruals

Trade payables and accruals relate to the Group’s purchase of products and services from various vendors in the normal course of business.

Other liabilities

Other payables are measured at amortized cost. The amount payable to employees for the Phantom Shares Program (Note 2.6) is classified as non-current and is measured at fair value, at Level 2 in the fair value hierarchy.

Discount and rebate liabilities

Discount and rebate liabilities is classified as both current and non-current liabilities based on an existing legal or constructive obligation as a result of events occurring prior to or on the balance sheet date, and it is probable that the utilization of economic resources will be required to settle the obligation and is measured at management’s best estimate of the expenses required to settle the obligation.

Estimate of accruals related to clinical trial development costs

As explained in Note 2.2, Orphazyme incurs substantial costs associated with clinical trials related to its development programs and there is a high degree of estimation involved in accounting for clinical trial development costs. As described in Note 2.2, Management uses an expense model to estimate the timing of expenses recognition in each period and related accruals at the end of the year.

With reference to note 1.6, significant events have occurred after the reporting period, which is relevant in the understanding of this item. The events disclosed in note 1.6 have not been considered in the current reporting period.

The Group’s financial assets include mainly cash (Note 3.8). The Group has no derivative financial assets nor has there been a change in classification of a financial asset after initial recognition and measurements as discussed herein. Financial assets are not acquired for trading or speculative purposes, nor has the Group placed any assets as security for loans at either December 31, 2021 or 2020.

The Group’s financial liabilities comprise the following as of the years ended December 31:

DKK 000	2021	2020
Borrowings	33,465	57,180
Lease liabilities (Note 3.2)	6,503	13,534
Trade payables	41,780	29,937
Accruals	15,743	42,198
Total liabilities measured at amortized cost	97,491	142,849

  Kreos Debt Facility

In August 2019, Orphazyme entered into a structured debt facility (“Loan Agreement”) with Kreos Capital to secure funding of €9 million (Tranche 1”) to be repaid over forty-two months (“Loan Term”), with the first twelve months requiring interest only payments at nominal annual fixed interest rate of 9.75% and the remaining thirty months requiring equal installments comprising principal and interest. Early repayment of the borrowed amounts may be made in whole but not in part, with the repayment amount being equal to the principal outstanding plus the sum of all the interest repayments that would have been paid throughout the remainder of the loan discounted at an annual rate of 4.0%.

In addition, the lender may, at any time in its sole discretion in eight years, depending on certain events defined in the Loan Agreement, notify the Company that a Facilitation Fee is due and payable (“Notification”).

The Facilitation Fee is an amount equal to the greater of (i) 10% of the aggregate amount of the amount borrowed and (ii) the percentage increase in the Company’s share price on Nasdaq Copenhagen between the 30-day volume-weighted average share price on the date of the Loan Agreement and the closing share price on the day immediately preceding the date of the notification applied to the aggregate amount of amounts borrowed. The variability arising from the change in Orphazyme’s share price is not closely related to the host debt instrument characterized mainly by interest rate and credit risk. Therefore, the embedded equity-linked amount is separated from the host debt instrument and accounted for as an embedded written call option at fair value through profit and loss.

Fair value on inception of the Loan Agreement is included as part of the transaction costs. The call option is measured at fair value at level 2 in the fair value hierarchy.

The written call option is measured at fair value using a Black-Scholes option valuation model. In measuring the fair value, various observable and unobservable inputs are required. Observable input mainly relates to the market price of Orphazyme’s shares, and risk-free interest rate. Unobservable inputs mainly relate to the expected volatility of Orphazyme’s share price, which was determined based on the Company’s own historical volatility, and the term. The table below shows the inputs used in the valuation of the call option and the estimated fair value at year-end December 31.

Call option on Facilitation Fee	Dec 2021	Dec 2020
Fair value of call option	326	838
Dividend yield (%)	—	—
Expected volatility (%)	147%	54%
Risk-free interest rate (%)	(0.63)%	(0.61)%
Expected life (years)	1.2	2.2
Share price (DKK)	17.2	67.1

The change in fair value of the call option is recognized as a finance income or expense in the statement of profit or loss. For the year ended December 31, 2021, the Company recognized a gain of DKK 0.5 million (2020: DKK 0.8 million).

The structured debt facility included a potential second tranche available to Orphazyme, however as of December 31, 2019 conditions allowing for the drawdown of the second tranche were not met and it expired unused. In connection with the drawdown of Tranche 1, Orphazyme incurred transaction costs in the amount of €0.5 million (DKK 3.4 million). As the transaction costs secured a potential financing of two tranches, half of the transaction costs, or €0.2 million (DKK 1.7 million) are being amortized with the first tranche and upon expiration of the second tranche, the other half of the transaction costs were written off as finance expense in the statement of profit or loss (Note 2.7).

As part of the closing of the Loan Agreement, Orphazyme made a payment in the amount of €0.4 million (DKK 2.5 million) as a deposit for the last cash payment to be made on the borrowing (“Advance Payment”).

The total liability for the Loan Agreement is being amortized net of the transaction costs, the Facilitation Fee and the call option; and it is being presented net of the Advance Payment.

Maturities of financial liabilities

The table below presents the Group’s financial liabilities by relevant maturity groupings based on their contractual maturities for all non-derivative financial liabilities and derivative financial instruments for which the contractual maturities are essential for an understanding of the timing of the cash flows.

As the Facilitation Fee is due upon demand, it is shown as current Borrowings under non-derivatives. The call option on the Facilitation Fee is shown as current under derivatives.

The amounts disclosed in the table are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

	Less	Between	Between	Total
	than	1 and 2	2 and 5	contractual	Carrying
DKK 000	12 months	years	years	cash flows	amount
Non-derivatives
Trade payables and accruals	57,524	—	—	57,524	57,524
Borrowings	30,031	4,510	—	34,541	33,465
Lease liabilities	2,973	2,145	2,101	7,219	6,503
Total non-derivatives	90,528	6,655	2,101	99,284	97,492
Derivatives (Borrowings)	326	—	—	326	326
Total derivatives	326	—	—	326	326

Total changes in liabilities arising from financing activities are comprised as follows:

			Non-cash changes
DKK 000	December 31, 2020	Cash flows	Disposals	Adjustments and modifications	Accumulated interest	Exchange rate adjustments	December 31, 2021
Borrowings	57,179	(30,904)	—	—	7,350	(160)	33,465
Lease liabilities	13,534	(4,127)	(1,212)	(2,496)	624	180	6,503
Total liabilities from financing activities	70,713	(35,031)	(1,212)	(2,496)	7,974	20	39,968

			Non-cash changes
DKK 000	December 31, 2019	Cash flows	Additions	Adjustments and modifications	Accumulated interest	Exchange rate adjustments	December 31, 2020
Borrowings	62,824	(16,349)	—	750	9,921	33	57,179
Lease liabilities	12,689	(3,678)	3,963	—	567	(7)	13,534
Total liabilities from financing activities	75,513	(20,027)	3,963	750	10,488	26	70,713

Liabilities from accrued discount and rebates are calculated based on specific terms in the individual agreements. Please refer to note 2.1 further information on the accrued discount and rebates and managements estimates and judgements.

The clawback liability comprise both a current and non-current portion. Current clawback liability of DKK 7.9 million is settled annually, as a rebate, in accordance with nATU program. Non-current clawback liability of DKK 28.2 million will expected to be settled as the final price has been negotiated. As mentioned in note 2.1, the limited available relevant market information for directly comparable commercialized drugs within rare deceases increases the uncertainty in managements estimate of the clawback liability.

As mentioned in note 1.6 and 3.7, the clawback liability has been transferred to KemPharm at the carrying amount subsequently to the balance sheet date and on the basis of the amounts estimated by management. Thus, while the liability has been transferred after the balance sheet date to KemPharm, this is considered a non-adjusting event and has not impacted current vs. non-current presentation.

Total changes in liabilities arising from accrued discounts and rebates are comprised as follows:

DKK 000	December 31, 2020	Cash flows	Accruals	December 31, 2021
Discount and rebate liabilities	—	—	36,193	36,193
Total liabilities from accrued discount and rebates	—	—	36,193	36,193

Total current other liabilities are comprised of the following as of the years ended December 31:

DKK 000	2021	2020
Remuneration to the Board of Directors	293	2,840
Payroll and employee-related costs	29,230	50,487
Total current other liabilities	29,523	53,327

In addition, the Group has the following total other non-current liabilities as of the years ended December 31:

DKK 000	2021	2020
Accrual for milestone payment to vendor	—	1,179
Phantom shares liability to employees	98	455
Total non-current other liabilities	98	1,634

3.8	CASH

§ ACCOUNTING POLICIES

Cash includes cash on hand and in banks. Please see Financial Risks discussed in Note 4.4.

The Group’s cash balance denominated in foreign currencies were as follows as of the years ended December 31:

DKK 000	2021	2020
DKK	53,291	483,862
USD	43,340	241,353
EUR	4,070	644
CHF	662	18
GBP	892	1,052
Total cash	102,255	726,929

3.9	COMMITMENTS AND CONTINGENCIES

Pledges and securities for loans.

In connection with a loan agreement in the amount up to €18.0 million entered into on August 27, 2019 with Kreos Capital VI (UK) Ltd., the Company has granted security in favor of Kreos Capital VI (UK) Ltd. over (i) certain of its assets, including its intellectual property rights, pursuant to a floating charge agreement registered with the Danish personal register in the initial principal amount of €9.0 million, (ii) its patents registered in Germany, the UK and the US pursuant to a patent pledge agreement and (iii) its shares in its US subsidiary, Orphazyme US, Inc. Furthermore, Orphazyme US, Inc. has granted in favor of Kreos Capital VI (UK) Ltd. (i) a guarantee for the Company’s obligations under the loan agreement pursuant to a guaranty agreement and (ii) security over certain of its assets, including its intellectual property rights, pursuant to a security agreement governed under US law.

On July 9, 2021, a putative class action lawsuit was filed against the company and certain of its current and former directors and officers in the United States District Court for the Northern District of Illinois. This lawsuit alleges that certain representations about arimoclomol in the Company’s U.S. IPO offering documents and in subsequent public statements were false and misleading, in violations of U.S. securities. Management does not believe these claims have any merit and believe that the outcome will not materially affect the Company's financial position.

With reference to note 1.6, significant events have occurred after the reporting period, with substantially all assets and business activities sold to KemPharm, Inc. The transaction included Orphazyme assets, including those relating to the development and approval of arimoclomol and the full claw back liability related to the French early access program. As a result, such commitments and contingencies related to the French early access program have been transferred to KemPharm Inc.